UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

JRSIS HEALTH CARE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-36758	46-4562047
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3/F Building A, Derun Yuan, No. 19 Changyi Road

Wuguishan, Zhongshan City, P.R. China 528458

(Address of Principal Executive Office) (Zip Code)

86-0760-88963658

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 18, 2023 JRSIS Health Care Corporation (“JRSIS”) entered into an Agreement to Contract (the “Agreement”) with Laidian Technology (Zhongshan) Co., Ltd. (“Laidian”), Zhuowei Zhong, Yongzhou Jumi Intelligent Technology Co., Ltd. (“Yongzhou JIT”), Guangzhou Jumi Intelligent Equipment Co., Ltd. (“Guangzhou JIE”), Linhai Zhu, Yulin Investment (Guangzhou) Partnership L.P. (“Yulin IGP”), Jumi Intelligent Information Technology (Guangzhou) Partnership L.P. (“Jumi IIP”) and Jumi Group Company, Ltd. (“Jumi GCL”). The Agreement contemplates that Laidian, a subsidiary of JRSIS, will enter into a set of agreements with Yongzhou JIT and Guangzhou JIE (the “Management Agreements”) pursuant to which Laidian will provide to Yongzhou JIT the management services of Laidian’s President, Zhuowei Zhong. In exchange for those services, Yongzhou JIT will pay to Laidian 85.53% of any net income that Yongzhou JIT earns from its medical technology business while being managed by Zhuowei Zhong. In consideration of the agreement by the owners of Yongzhou JIT (i.e. Guangzhou JIE, Linhai Zhu, Yulin IGP and Jumi IIP to the adoption of the Management Agreements by Yongzhou JIT and Guangzhou JIE, JRSIS will issue to Jumi GCL 76,757,439 shares of its common stock. Jumi GCL is a holding company owned by Linhai Zhu, Yulin IGP and Jumi IIP, who are the beneficial owners of 85.53% of Guangzhou JIE, which owns 100% of Yongzhou JIT.

The Management Agreements will be executed and JRSIS will issue the common shares to Jumi GCL at a closing after three conditions to closing have been satisfied:

●	Yongzhou JIT shall have delivered to JRSIS US-GAAP audited financial statements of Yongzhou JIT for the past two fiscal years and such unaudited interim financial statements as will be required by the Rules of the SEC.

●	Zhifei Huang and Zhuowen Chen shall have resigned from the JRSIS Board of Directors and Linhai Zhu shall have been appointed to serve on the Board.

●	The parties shall have agreed that the Management Agreements, when signed, will comply with applicable laws of the People’s Republic of China and will make Yongzhou JIT a variable interest entity with respect to Laidian under US-GAAP.

If the closing does not occur on or before December 31, 2023, the Agreement will terminate.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10-a	Agreement to Contract dated October 18, 2023 among JRSIS Health Care Corporation, Laidian Technology (Zhongshan) Co., Ltd., Zhuowei Zhong, Yongzhou Jumi Intelligent Technology Co., Ltd., Guangzhou Jumi Intelligent Equipment Co., Ltd., Linhai Zhu, Yulin Investment (Guangzhou) Partnership L.P., Jumi Intelligent Information Technology (Guangzhou) Partnership L.P. and Jumi Group Company, Ltd.
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JRSIS Health Care Corporation

Date: October 18, 2023	By:	/s/ Huang Zhifei
Huang Zhifei, Chief Executive Officer

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